PEERLESS SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
          On January 9, 2008, Peerless Systems Corporation (Peerless) entered into an Asset Purchase Agreement for the sale of a portion of its Intellectual Property to Kyocera Mita Corporation. After closing and working capital adjustments, Peerless expects proceeds of US $35.1 million which includes $4.0 million held in escrow.
          The unaudited pro forma condensed consolidated balance sheet as of October 31, 2007, and the unaudited pro forma condensed consolidated statements of operations for the nine months ended October 31, 2007 and the year ended January 31, 2007, are presented herein. The unaudited pro forma condensed consolidated balance sheet was prepared using the historical balance sheet of Peerless Systems Corporation as of October 31, 2007. The unaudited pro forma condensed consolidation statements of operations were prepared using the historical statements of operations of Peerless Systems Corporation for the nine months ended October 31, 2007 and for the year ended January 31, 2007.
          The unaudited pro forma condensed consolidated balance sheet as of October 31, 2007 has been prepared assuming that the disposition of Intellectual Property occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the twelve months ended January 31, 2007 and for the nine months ended October 31, 2007 have been prepared assuming that the disposition of Intellectual Property had occurred on February 1, 2006.
          The unaudited pro forma condensed consolidated financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations actually would have been if the events described above occurred as of the dates indicated or what such financial position or results would be for any future periods. The unaudited pro forma condensed consolidated financial statements, and the accompanying notes, are based upon the historical consolidated financial statements of Peerless Systems Corporation and should be read in conjunction with Peerless’ historical financial statements and related notes, Peerless’ “Management’s Discussion and Analysis of Financial Condition and Results of Operation” contained in Peerless’ Annual Report on Form 10-K for the year ended January 31, 2007.

PEERLESS SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of October 31, 2007
(In thousands)

		Pro Forma
	Historical	Adjustments			As Adjusted
Current assets:
Cash and cash equivalents	$21,721	$31,117	(a	)	$52,838
Trade accounts receivable, net	2,533				2,533
Unbilled receivables	1,538				1,538
Prepaid expenses and other current assets	735	$1,406	(b	)	2,141

Total current assets	26,527	32,523			59,050

Property and equipment, net	434	(135)	(c	)	299
Other assets	160				160

Total assets	$27,121	$32,388			$59,509

Current liabilities:
Accounts payable	$210				$210
Accrued wages	571				571
Accrued compensated absences	742	(365)	(d	)	377
Accrued product licensing costs	2,796				2,796
Other current liabilities	784	$7,537	(b	)	8,321
Deferred revenue	2,500	(371)	(e	)	2,129

Total current liabilities	7,603	6,801			14,404

Other liabilities	532				532

Total liabilities	8,135	6,801			14,936

Common stock	17				17
Additional paid-in capital	53,041				53,041
Accumulated deficit	(33,976)	$25,587	(f	)	(8,389)
Accumulated other comprehensive income	17				17
Treasury stock	(113)				(113)

Total stockholders’ equity	18,986	25,587			44,573

Total liabilities and stockholders’ equity	$27,121	$32,388			$59,509

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

PEERLESS SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
For the Nine Months Ending October 31, 2007
(In thousands, except per share amounts )

		Pro Forma
	Historical	Adjustments			As Adjusted
Revenues
Product licensing	$11,422				$11,422
Engineering services and maintenance	7,694	(6,614)	(g	)	1,080
Hardware sales	2				2

Total revenues	19,118	(6,614)			12,504

Cost of revenues
Product licensing	2,764	—			2,764
Engineering services and maintenance	4,896	(4,631)	(g	)	265
Hardware sales	—	—			—

Total cost of revenues	7,660	(4,631)			3,029

Gross margin	11,458	(1,983)			9,475

Operating expenses
Research and development	3,649				3,649
Sales and marketing	1,910				1,910
General and administrative	4,818	(446)	(h	)	4,372

Total operating expenses	10,377	(446)			9,931

Income (loss) from operations	1,081	(1,537)			(456)

Other income (expense)	595				595

Income (loss) before income taxes	1,676	(1,537)			139

Provision (benefit) for income taxes	13	43	(i	)	56

Net income	$1,663	$(1,580)			$83

Basic earnings (loss) per share	$0.10				$0.00
Diluted earnings (loss) per share	$0.09				$0.00
Weighted average common shares outstanding — basic	17,274				17,274
Weighted average common shares outstanding — diluted	18,150				18,150
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

PEERLESS SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
For the Twelve Months Ending January 31, 2007
(In thousands, except per share amounts )

		Pro Forma
	Historical	Adjustments			As Adjusted
Revenues
Product licensing	$21,758	$(6,378)	(g	)	$15,380
Engineering services and maintenance	11,232	(8,816)	(g	)	2,416
Hardware sales	393				393

Total revenues	33,383	(15,194)			18,189

Cost of revenues
Product licensing	4,612				4,612
Engineering services and maintenance	8,768	(6,175)	(g	)	2,593
Hardware sales	670				670

Total cost of revenues	14,050	(6,175)			7,875

Gross margin	19,333	(9,019)			10,314

Operating expenses
Research and development	6,706				6,706
Sales and marketing	3,040				3,040
General and administrative	6,746	(491)	(h	)	6,255

Total operating expenses	16,492	(491)			16,001

Income (loss) from operations	2,841	(8,528)			(5,687)

Other income (expense)	468				468

Income (loss) before income taxes	3,309	(8,528)			(5,219)

Provision (benefit) for income taxes	23	(1,797)	(i	)	(1,774)

Net income	$3,286	$(6,731)			$(3,445)

Basic earnings (loss) per share	$0.19				$(0.20)
Diluted earnings (loss) per share	$0.17				$(0.20)
Weighted average common shares outstanding — basic	17,100				17,100
Weighted average common shares outstanding — diluted	18,912				17,100
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
Note 1. Basis of Presentation
          The unaudited pro forma condensed consolidated financial statements of Peerless Systems Corporation (“Peerless”) for the nine months ended October 31, 2007 and the year ended January 31, 2007 give effect to the disposition of certain intellectual property as if it had been completed on February 1, 2006. The unaudited pro forma consolidated balance sheet as of October 31, 2007 gives effect to the disposition of the intellectual property as if it had occurred on October 31, 2007.
          The unaudited pro forma condensed consolidated statements of operations and unaudited pro forma condensed consolidated balance sheet were derived by adjusting Peerless’ historical financial statements for the disposition of the intellectual property. The unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of operations are provided for informational purposes only and should not be construed to be indicative of Peerless’ financial position or results of operations had the transaction been consummated on the dates indicated and do not project Peerless’ financial position or results of operations for any future period or date.
          The unaudited pro forma condensed consolidated balance sheet and unaudited condensed consolidated statements of operations and accompanying notes should be read in conjunction with Peerless’ historical financial statements and related notes, Peerless’ “Management’s Discussion and Analysis of Financial Condition and Results of Operation” contained in Peerless’ Annual Report on Form 10-K for the year ended January 31, 2007.
Note 2. Pro forma Adjustments
          The following pro forma adjustments are based upon management’s estimates of the effect of the transaction related to the disposition of intellectual property.
(a)	Reflects the cash received less transaction costs to be paid on closing of transaction (excludes $4 million held in escrow).

(b)	Reflects the income tax payable and deferred tax asset related to the gain on sale of the intellectual property.

(c)	Reflects the removal of the historical net book value of the assets being transferred in the sale.

(d)	Reflects the elimination of the vacation liability related to the employees transferred to Kyocera Mita Corporation.

(e)	Reflects the elimination of certain deferred revenue related to the Kyocera Mita Corporation.

(f)	Represents the after-tax gain realized from the sale of the intellectual property.

(g)	Reflects elimination of Kyocera Mita Corporation revenues and related costs associated with the assets sold by Peerless.

(h)	Reflects the reduction of rent expense for the subleased area (assuming subleasing of 15,000 square feet), reduction of depreciation expense for the assets transferred and elimination of legal expenses related to the transaction.

(i)	Reflects the pro forma effect of the adjustments to income taxes using Peerless’ effective tax rate.